                                                                    EXHIBIT 10.6


================================================================================











                               MDMI HOLDINGS, INC.

                          STAR GUIDE PHANTOM STOCK PLAN










January 2000
================================================================================

                               MDMI HOLDINGS, INC.

                          STAR GUIDE PHANTOM STOCK PLAN


1.                PURPOSE

                  The purpose of the Star Guide Phantom Stock Plan (the "Plan") is to attract and retain employees and consultants at MDMI Holdings, Inc. ("MDMI") and its subsidiaries and affiliates (collectively, the "Company"), and to provide such persons with incentives to continue in the long term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value.

2.                STRUCTURE OF THE PLAN

                  The Plan is a phantom stock program under which eligible persons may, at the discretion of the Board, be granted rights to receive awards of Phantom Stock.

3.                DEFINITIONS

                  As used in this Plan:

                  A. "Award" means a grant made under this Plan in the form of Phantom Stock.

                  B. "Board" means MDMI's Board of Directors.

                  C. "Committee" means any committee, individual or other entity appointed or designated by the Board.

                  D. "Fair Market Value" means the offering price to the public set forth on the final prospectus in connection with a Public Offering. Other than in connection with a Public Offering, the Fair Market Value shall be the value of MDMI's common stock, determined as follows: if listed on an established national or regional stock exchange, admitted to quotation on the NASDAQ National Market, or publicly traded on an established securities market, the Fair Market Value of a share of common stock shall be the closing price of the common stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of common stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If no Public Offering has occurred and if the common stock is not listed on an exchange, quoted on a system or traded on a market of the type described in the preceding sentence, the Fair Market Value shall be the value of the common stock as determined by the Board in good faith.

                  E. "Fundamental Change in Ownership" means (A) any sale or transfer of more than 50% of the assets of MDMI and its subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business), (B) any merger or consolidation to which MDMI is a party, except for (i) a merger in which MDMI or any entity that is an affiliate of MDMI prior to the merger is the surviving corporation or (ii) any transaction (including without limitation a merger or reorganization) in which persons who are shareholders or affiliates of MDMI at the time of such transaction continue to own more than 50% of the combined voting power of all classes of stock of MDMI or the successor entity, (C) any sale, transfer or exchange for cash of more than 50% of the then existing shares of capital stock of MDMI or (D) dissolution and liquidation of MDMI.

                  F. "Participant" means a person who is selected to receive an Award under this Plan.

                  G. "Payment Event" means with respect to a particular Participant the first of the following to occur: (A) a Fundamental Change in Ownership; (B) a Public Offering; (C) the passing of ten years from the date of the adoption of this Plan; and (D) the death of Participant. In addition, the Board may deem a Payment Event to occur on the date Participant ceases to be employed by, serve as independent contractor to, or be employed by an independent contractor to the Company.

                  H. "Phantom Stock" shall have meaning provided in Section 6.

                  I. "Plan Effective Date" means the date on which this Plan was approved by the Company's Board.

                  J. "Public Offering" means any bona fide, firm commitment underwritten offering by MDMI of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force which results in gross proceeds in excess of $50,000,000 and a price per share of common stock or equivalent thereof (adjusting to take account for any stock split, combination or similar action on the part of MDMI subsequent to the date hereof) of not less than $32.00 or any other underwritten offering by MDMI designated a Public Offering by the Board.

                  K. "Stock" means MDMI's Class A-1 5% Convertible Preferred Stock.

4.                ADMINISTRATION OF THE PLAN

                  A. Powers of the Board. The Board shall have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of this Plan and to make such determinations under, and issue interpretations of, the provisions of this Plan and any outstanding Awards as it may deem necessary or advisable, including but not limited to the power to determine the Fair Market Value of the Company common stock. In addition, the Board shall have full power and authority to administer and interpret the Plan and make modifications as it may deem appropriate to conform the Plan and all actions pursuant to the Plan to any regulation or to any change in any law or regulation applicable to this Plan.

                  B. Actions of the Board. All actions taken and all interpretations and determinations made by the Board in good faith (including determinations of the fair market value of the Company's common stock) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

                  C. Delegation to the Committee. The Board may delegate its authority under the Plan to a Committee.

5.                ELIGIBILITY

                  A. Persons Eligible. Persons eligible to participate in the Phantom Stock Plan are Participants.

                  B. Selection of Participants. The Participants and their Awards shall be designated upon the adoption of the Plan.

6.                PHANTOM STOCK UNDER THE PLAN

                  A. Grants of Awards. Awards under this Plan shall be granted to a Participant in the form of Phantom Stock, which shall be credited to a Phantom Stock Account to be maintained for such Participant. Each share of Phantom Stock shall be deemed to be equivalent in value to one share of Stock. The award of Phantom Stock under the Plan shall not entitle the recipient to any dividend or voting rights or any other rights of a shareholder with respect to such Phantom Stock. The Board shall determine the number of shares of Phantom Stock to be awarded under the Plan. Each Award shall be represented by a written agreement.

                  B. Timing of Payment. Each Participant shall be fully vested in his/her Phantom Stock at all times; provided, that, a Participant shall have no right to receive payment for any part of his/her Phantom Stock until the occurrence of a Payment Event.

                  C. Form of Payment. Upon the occurrence of a Payment Event, the Participant shall receive from the Company a payment with respect to each share of Phantom Stock being redeemed. The payment shall have two components: a payment for the Stock ("Stock Payment") and a payment for accrued dividends ("Accrued Dividends"). For each share of Phantom Stock being redeemed, the Stock Payment shall be a cash payment equal to the greater of (i) the Fair Market Value of one share of the Company's voting common stock, par value $.01 per share or (ii) the lesser of the fair market value of one share of Stock or $10.94. For each share of Phantom Stock being redeemed, the Accrued Dividends shall mean the sum of all dividends that would have been paid or accrued to the holders of a share of Stock that was held from July 6, 1999 until the day it was redeemed. Notwithstanding anything to the contrary, upon the occurrence of a Payment Event, the Board shall have the discretion to make the Stock Payment and the payment for Accrued Dividends in any combination of (a) cash and (b) discounted options to purchase the Company's common stock where the exercise price of the options shall be no less than twenty-five percent (25%) of the Fair Market Value of the Company's common stock; provided that the sum of the amount of cash paid and the "in the money value" of the discounted options granted equals the sum of the Stock Payment and the Accrued Dividends. The "in the money" value of discounted options granted to Participant shall mean the difference between the Fair Market Value of the Company's common stock and the exercise price of the options granted multiplied by the number of options. The parties hereto recognize that the Company or a subsidiary may be obligated to withhold federal, state and local income taxes and Social Security taxes to the extent that the Participant realizes ordinary income in connection with the redemption of the Phantom Stock. The Participant agrees that the Company or a subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Participant, and also agrees that, to the extent such amounts cannot be withheld, upon demand the Participant will promptly pay to the Company or a subsidiary having such obligation any amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by check payable to the order of the Company or a subsidiary. The Company shall not be obligated to deliver payment with respect to the Phantom Stock unless and until, in the opinion of the Company's counsel, all applicable withholding obligations have been satisfied. The Company shall use its best efforts to achieve any such compliance and the Participant shall take any action reasonably requested by the Company in such connection.

                  D. Dilution and Other Adjustments. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, then if the Board shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of Phantom Stock then held in Participant's Phantom Stock Accounts, such adjustments shall be made by the Board and shall be conclusive and binding for all purposes of the Plan.

                  E. Cancellation of Phantom Stock. The Board may cancel Phantom Stock with the written consent of the Participant holding such Phantom Stock. In the event of any cancellation, all rights of the former holder of such canceled Phantom Stock in respect of such canceled Shares shall terminate.

7.                NON-TRANSFERABILITY OF PHANTOM STOCK

                  During the lifetime of the Participant, Phantom Stock shall not be assignable or transferable. In the event of the Participant's death, payment of Phantom Stock due under this Plan shall be made to his/her designated beneficiary, or in the absence of such designation, by will or the laws of descent and distribution.

8.                STOCKHOLDER RIGHTS

                  The holder of a share of Phantom Stock shall have no stockholder rights with respect to any shares of Stock or Company common stock.

9.                TAX WITHHOLDING

                  The Company's obligation to make payment under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

10.               EFFECTIVE DATE AND TERM OF THE PLAN

                  This Plan shall become effective upon adoption. This Plan shall terminate upon the tenth (10th) anniversary of the Plan.

11.               AMENDMENT OR TERMINATION OF THE PLAN

                  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects or to terminate the Plan, unless shareholder approval of such amendments or modifications is required under applicable law. No such amendment, modification, or termination shall adversely affect the rights and obligations with respect to Awards outstanding under the Plan at the time of such amendment, modification or termination, unless the Participant consents to such amendment, modification or termination.

12.               NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in this Plan shall confer upon any Participant any right to continue in service for any period or specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's service at any time for any reason, with or without cause. No employee or other person shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of any participating Company.

13.               NOTICES

                  All notices or other communications which may be or are required to be given by any party to any other party pursuant to this Phantom Stock Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telecopier (fax) or telex, addressed as follows:

                          If to the Company:

                                  MDMI Holdings, Inc.
                                  200 West 7th Avenue
                                  Collegeville, PA 19426-0300
                                  Attn: Board of Directors
                                  Telephone: (610) 489-0300
                                  Facsimile: (610) 409-2470

                                  with a copy to:

                                  KRG Capital Partners, LLC
                                  The Park Central Building
                                  1515 Arapahoe Street
                                  Tower One, Suite 1500
                                  Denver, CO 80202
                                  Attn: Bruce L. Rogers & Steven D. Neumann
                                  Telephone: (303) 390-5001
                                  Facsimile: (303) 390-5015

                                  Hogan & Hartson L.L.P.
                                  1200 17th Street, Suite 1500
                                  Denver, CO 80202
                                  Attention: Steven A. Cohen
                                  Telephone: (303) 899-7300
                                  Facsimile: (303) 899-7333

                                  Eric Pollock
                                  c/o Star Guide Corporation
                                  5000 Independence Street
                                  Arvada, CO 80002

                          If to Participant:

                                  At the address in the Company's
                                  records with respect to such
                                  participant.

Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given. Each notice or other communication which shall be mailed, delivered or transmitted in the manner described above, shall be deemed sufficiently given for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of personal courier or, with respect to a telex, upon receipt of the answer back and with respect to a telecopy upon acknowledgment of receipt there of and in all cases at such time as delivery is refused by the addressee upon presentation.

14.               ENTIRE AGREEMENT

                  This Phantom Stock Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Phantom Stock Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Participant; provided, however, that the Company unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

15.               EXECUTION

         To record adoption of the Plan by the Board as of January 1, 2000 the Company has caused its authorized officer to execute the Plan.



                                            MDMI HOLDINGS, INC.



                                            By:     AUTHORIZED SIGNATURE
                                                   -----------------------------
                                            Title:
                                                   -----------------------------